FDIC Indemnification Asset - Schedule of Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
FDIC Indemnification Asset [Roll Forward]
Balance at beginning of year	$ 45,690	$ 68,662
Amortization	(14,604)	(14,758)
Changes in expected reimbursements from FDIC for changes in expected credit losses	2,148	522
Changes in reimbursable expenses	2,358	(3,453)
Payments to/(from) the FDIC	(8,914)	(5,283)
Balance at end of year	$ 26,678	$ 45,690